                                                                               .
                                                                               .
                                                                               .

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

 End of Period Collection Account Balance as of Prior Payment Date:                                                   1,847,837.68
 Available Funds:
         Contract Payments due and received in this period                                                            7,320,401.17
         Contract Payments due in prior period(s) and received in this period                                           468,395.99
         Contract Payments received in this period for next period                                                      600,470.98
         Sales, Use and Property Tax, Maintenance, Late Charges                                                         205,469.59
         Prepayment Amounts related to early termination in this period                                                 418,122.26
         Servicer Advance                                                                                               862,390.50
         Proceeds received from recoveries on previously Defaulted Contracts                                                  0.00
         Transfer from Reserve Accounts                                                                                   9,561.54
         Interest earned on Collection Account                                                                            5,459.96
         Interest earned on Affiliated Account                                                                            1,134.81
         Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                          0.00
         Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract
         < Predecessor contract)                                                                                              0.00
         Due from Bank of America Derivative Settlement                                                                       0.00
         Any other amounts                                                                                                    0.00

                                                                                                                    --------------
 Total Available Funds                                                                                               11,739,244.48
 Less: Amounts to be Retained in Collection Account                                                                   1,840,452.07
                                                                                                                    --------------
 AMOUNT TO BE DISTRIBUTED                                                                                             9,898,792.41
                                                                                                                    ==============

 DISTRIBUTION OF FUNDS:
         1.    To Trustee -  Fees                                                                                             0.00
         2.    To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                               468,395.99
         3.    To Bank of America Derivative Settlement                                                                 294,055.30
         4.    To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                    a) Class A1 Principal and Interest                                                                6,953,189.01
                    a) Class A2a Principal (distributed after A1 Note matures) and Interest                              30,916.67
                    a) Class A2b Principal (distributed after A1 Note matures) and Interest                              40,833.33
                    a) Class A3a Principal (distributed after A2 Note matures) and Interest                             292,824.00
                    a) Class A3b Principal (distributed after A2 Note matures) and Interest                             258,000.00
                    b) Class B Principal and Interest                                                                   137,260.21
                    c) Class C Principal and Interest                                                                   282,447.37
                    d) Class D Principal and Interest                                                                   181,122.02
                    e) Class E Principal and Interest                                                                   258,381.36
         5.    To Reserve Account for Requirement per Indenture Agreement Section 3.08                                        0.00
         6.    To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                    a) Residual Interest (Provided no Restricting or Amortization Event in effect)                      204,776.54
                    b) Residual Principal (Provided no Restricting or Amortization Event in effect)                           0.00
                    c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)             9,561.54
         7.    To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts               212,064.36
         8.    To Servicer, Servicing Fee and other Servicing Compensations                                             274,964.71
                                                                                                                    --------------
 TOTAL FUNDS DISTRIBUTED                                                                                              9,898,792.41
                                                                                                                    ==============

                                                                                                                    --------------
 End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}           1,840,452.07
                                                                                                                    ==============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                   $11,560,273.87
  - Add Investment Earnings                                                                                               9,561.54
  - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                            0.00
  - Less Distribution to Certificate Account                                                                              9,561.54
                                                                                                                    --------------
End of period balance                                                                                               $11,560,273.87
                                                                                                                    ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                          $11,560,273.87
                                                                                                                    ==============

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                     Pool A                                             320,646,615.73
                     Pool B                                              65,890,709.42
                                                                      ----------------
                                                                                               386,537,325.15
Class A Overdue Interest, if any                                                  0.00
Class A Monthly Interest - Pool A                                           570,106.09
Class A Monthly Interest - Pool B                                           117,152.94

Class A Overdue Principal, if any                                                 0.00
Class A Monthly Principal - Pool A                                        4,899,222.64
Class A Monthly Principal - Pool B                                        1,989,281.34
                                                                      ----------------
                                                                                                 6,888,503.98
Ending Principal Balance of the Class A Notes
                     Pool A                                             315,747,393.09
                     Pool B                                              63,901,428.08
                                                                      ----------------
                                                                                             ----------------
                                                                                               379,648,821.17
                                                                                             ================

Interest Paid Per $1,000            Principal Paid Per $1,000                    Ending Principal
Original Face $406,920,000          Original Face $406,920,000                   Balance Factor
--------------------------          --------------------------                   --------------
      $ 1.688929                           $ 16.928399                              93.298147%

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                     Class A1                                             51,337,325.15
                     Class A2a                                            25,000,000.00
                     Class A2b                                            25,000,000.00
                     Class A3a                                           199,200,000.00
                     Class A3b                                            86,000,000.00
                                                                      -----------------

Class A Monthly Interest                                                                        386,537,325.15
                     Class A1 (Actual Number Days/360)                        64,685.03
                     Class A2a (Actual Number Days/360)                       30,916.67
                     Class A2b                                                40,833.33
                     Class A3a (Actual Number Days/360)                      292,824.00
                     Class A3b                                               258,000.00
                                                                      -----------------

Class A Monthly Principal
                     Class A1                                              6,888,503.98
                     Class A2a                                                     0.00
                     Class A2b                                                     0.00
                     Class A3a                                                     0.00
                     Class A3b                                                     0.00
                                                                      -----------------
                                                                                                  6,888,503.98
Ending Principal Balance of the Class A Notes
                     Class A1                                             44,448,821.17
                     Class A2a                                            25,000,000.00
                     Class A2b                                            25,000,000.00
                     Class A3a                                           199,200,000.00
                     Class A3b                                            86,000,000.00
                                                                                              ----------------
                                                                                                379,648,821.17
                                                                                              ================

Class A1

Interest Paid Per $1,000            Principal Paid Per $1,000                    Ending Principal
Original Face $71,720,000           Original Face $71,720,000                    Balance Factor
-------------------------           -------------------------                    --------------
       $ 0.901911                           $ 96.047183                            61.975490%

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                        Pool A                                      5,468,611.80
                        Pool B                                      1,123,762.71
                                                                   -------------
                                                                                       6,592,374.51

Class B Overdue Interest, if any                                            0.00
Class B Monthly Interest - Pool A                                      16,405.84
Class B Monthly Interest - Pool B                                       3,371.29
Class B Overdue Principal, if any                                           0.00
Class B Monthly Principal - Pool A                                     83,555.99
Class B Monthly Principal - Pool B                                     33,927.09
                                                                   -------------
                                                                                         117,483.08
Ending Principal Balance of the Class B Notes
                        Pool A                                      5,385,055.81
                        Pool B                                      1,089,835.62
                                                                   -------------
                                                                                      -------------
                                                                                       6,474,891.43
                                                                                      =============

Interest Paid Per $1,000        Principal Paid Per $1,000              Ending Principal
Original Face $6,940,000        Original Face $6,940,000               Balance Factor
------------------------        ------------------------               --------------
       $ 2.849731                      $ 16.928398                       93.298147%

VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                        Pool A                                          10,929,343.75
                        Pool B                                           2,245,906.17
                                                                       --------------
                                                                                           13,175,249.92

Class C Overdue Interest, if any                                                 0.00
Class C Monthly Interest - Pool A                                           39,527.79
Class C Monthly Interest - Pool B                                            8,122.69
Class C Overdue Principal, if any                                                0.00
Class C Monthly Principal - Pool A                                         166,991.59
Class C Monthly Principal - Pool B                                          67,805.30
                                                                       --------------
                                                                                              234,796.89
Ending Principal Balance of the Class C Notes
                        Pool A                                          10,762,352.16
                        Pool B                                           2,178,100.87
                                                                       --------------
                                                                                          --------------
                                                                                           12,940,453.03
                                                                                          ==============

Interest Paid Per $1,000        Principal Paid Per $1,000              Ending Principal
Original Face $13,870,000       Original Face $13,870,000              Balance Factor
-------------------------       -------------------------              --------------
       $ 3.435507                      $ 16.928399                       93.298147%

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                        Pool A                                               7,288,855.79
                        Pool B                                               1,497,810.54
                                                                          ---------------
                                                                                               8,786,666.33

Class D Overdue Interest, if any                                                     0.00
Class D Monthly Interest - Pool A (Actual Number Days/360)                      20,352.11
Class D Monthly Interest - Pool B (Actual Number Days/360)                       4,182.22
Class D Overdue Principal, if any                                                    0.00
Class D Monthly Principal - Pool A                                             111,367.86
Class D Monthly Principal - Pool B                                              45,219.83
                                                                          ---------------
                                                                                                 156,587.69
Ending Principal Balance of the Class D Notes
                        Pool A                                               7,177,487.93
                        Pool B                                               1,452,590.71
                                                                          ---------------
                                                                                              -------------
                                                                                               8,630,078.64
                                                                                              =============

Interest Paid Per $1,000        Principal Paid Per $1,000              Ending Principal
Original Face $9,250,000        Original Face $9,250,000               Balance Factor
------------------------        ------------------------               --------------
       $ 2.652360                      $ 16.928399                       93.298147%

VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                        Pool A                                           9,109,099.77
                        Pool B                                           1,871,858.34
                                                                      ---------------
                                                                                            10,980,958.11

Class E Overdue Interest, if any                                                 0.00
Class E Monthly Interest - Pool A (Actual Number Days/360)                  52,002.84
Class E Monthly Interest - Pool B (Actual Number Days/360)                  10,686.23
Class E Overdue Principal, if any                                                0.00
Class E Monthly Principal - Pool A                                         139,179.73
Class E Monthly Principal - Pool B                                          56,512.56
                                                                      ---------------
                                                                                               195,692.29
Ending Principal Balance of the Class E Notes
                        Pool A                                           8,969,920.04
                        Pool B                                           1,815,345.78
                                                                      ---------------
                                                                                           --------------
                                                                                            10,785,265.82
                                                                                           ==============

Interest Paid Per $1,000        Principal Paid Per $1,000              Ending Principal
Original Face $11,560,000       Original Face $11,560,000              Balance Factor
-------------------------       -------------------------              --------------
      $ 5.422930                        $ 16.928399                      93.298147%

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2003

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                        Pool A                                              11,377,024.07
                        Pool B                                               2,493,930.77
                                                                           --------------
                                                                                                          13,870,954.84

Residual Interest - Pool A                                                     169,899.06
Residual Interest - Pool B                                                      34,877.48
Residual Principal - Pool A                                                          0.00
Residual Principal - Pool B                                                          0.00
                                                                           --------------
                                                                                                                   0.00
Ending Residual Principal Balance
                        Pool A                                              11,377,024.07
                        Pool B                                               2,493,930.77
                                                                           --------------
                                                                                                        ---------------
                                                                                                          13,870,954.84
                                                                                                        ===============

X. PAYMENT TO SERVICER

 - Collection period Servicer Fee                                                                            274,964.71
 - Servicer Advances reimbursement                                                                           468,395.99
 - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                           212,064.36
                                                                                                        ---------------
Total amounts due to Servicer                                                                                955,425.06
                                                                                                        ===============

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
 Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
    beginning of the related Collection Period                                                                   364,819,550.93

 Aggregate Discounted Contract Balance of Additional Contracts acquired during
    Collection Period                                                                                                      0.00

 Decline in Aggregate Discounted Contract Balance                                                                  5,400,317.81

 Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                               ---------------
    ending of the related Collection Period                                                                      359,419,233.12
                                                                                                                ===============
 Components of Decline in Aggregate Discounted Contract Balance:
     - Principal portion of Contract Payments  and Servicer Advances                           5,000,969.56

     - Principal portion of Prepayment Amounts                                                   399,348.25

                                                                                             --------------
                             Total Decline in Aggregate Discounted Contract Balance            5,400,317.81
                                                                                             ==============

POOL B
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     beginning of the related Collection Period                                                                   75,123,977.94

  Aggregate Discounted Contract Balance of Additional Contracts acquired during
     Collection Period                                                                                                     0.00

  Decline in Aggregate Discounted Contract Balance                                                                 2,192,746.13

  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                              ---------------
     ending of the related Collection Period                                                                      72,931,231.81
                                                                                                                ===============
  Components of Decline in Aggregate Discounted Contract Balance:
      - Principal portion of Contract Payments  and Servicer Advances                          2,175,499.59

      - Principal portion of Prepayment Amounts                                                   17,246.54

                                                                                             --------------
                              Total Decline in Aggregate Discounted Contract Balance           2,192,746.13
                                                                                             ==============

                                                                                             --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD            432,350,464.93
                                                                                             ==============

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2003

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A                                                                                                          Predecessor
                                                         Discounted                       Predecessor           Discounted
Lease #          Lessee Name                             Present Value                    Lease #               Present Value
--------        ------------------------                 ------------------------         ---------------       ----------------
                 NONE

                                                         ------------------------                               ----------------
                                               Totals:                     $0.00                                          $0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                  $0.00
b) ADCB OF POOL A AT CLOSING DATE                                                                               $379,271,695.85
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                          0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
RELATED COLLECTION PERIOD                           YES      NO     X
                                                   -----     --------

POOL B                                                                                                           Predecessor
                                                          Discounted                     Predecessor             Discounted
Lease #          Lessee Name                              Present Value                  Lease #                 Present Value
--------         ----------------------                   --------------------           ----------------        -----------------
                 NONE

                                                          --------------------                                   -----------------
                                                Totals:                 $0.00                                                $0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                     $0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                                   $83,139,258.99
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                               0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                         YES       NO     X
                                                         ------     --------

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING                                                                                           Predecessor
                                                        Discounted                   Predecessor                  Discounted
Lease #       Lessee Name                               Present Value                Lease #                      Present Value
-------       ------------------                        --------------------         --------------------         -----------------
              NONE                                                                                                           $0.00

                                                        --------------------                                      -----------------
                                               Totals:                $0.00                                                  $0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                               0.00
b) ADCB OF POOL A AT CLOSING DATE                                                                                  $379,271,695.85
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                             0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                     YES         NO     X
                                                     ------       --------

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                                     Predecessor
                                                           Discounted                Predecessor                  Discounted
Lease #       Lessee Name                                  Present Value             Lease #                      Present Value
-------      -------------------                           -------------------       --------------------         -----------------
             None

                                                           -------------------                                    -----------------
                                                  Totals:               $0.00                                                $0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                                 $0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                                   $83,139,258.99
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                             0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                      YES      NO     X
                                                      ------    --------

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 12, 2003

XV. POOL PERFORMANCE MEASUREMENTS

1. AGGREGATE DISCOUNTED CONTRACT BALANCE

    CONTRACTS DELINQUENT > 90 DAYS                               TOTAL OUTSTANDING CONTRACTS
    This Month                            2,889,227.23           This Month                                   432,350,464.93
    1 Month Prior                         2,443,948.14           1 Month Prior                                439,943,528.87
    2 Months Prior                        2,253,350.48           2 Months Prior                               446,937,034.82

    Total                                 7,586,525.85           Total                                      1,319,231,028.62

    a) 3 MONTH AVERAGE                    2,528,841.95           b) 3 MONTH AVERAGE                           439,743,676.21

    c) a/b                                       0.58%

+

2.  Does a Delinquency Condition Exist (1c > 6% )?
                                                                                   Yes                    No            X
                                                                                       -------------------       -----------------

3.  Restricting Event Check

    A. A Delinquency Condition exists for current period?                          Yes                    No            X
                                                                                       -------------------       -----------------
    B. An Indenture Event of Default has occurred and is then continuing?          Yes                    No            X
                                                                                       -------------------       -----------------

4.  Has a Servicer Event of Default occurred?                                      Yes                    No            X
                                                                                       -------------------       -----------------

5.  Amortization Event Check

    A. Is 1c  > 8% ?                                                               Yes                    No            X
                                                                                       -------------------       -----------------
    B. Bankruptcy, insolvency, reorganization; default/violation of any
         covenant or obligation not remedied within 90 days?                       Yes                    No            X
                                                                                       -------------------       -----------------
    C. As of any Determination date, the sum of all defaulted contracts
         since the Closing date exceeds 6% of the ADCB on the Closing Date?        Yes                    No            X
                                                                                       -------------------       -----------------

6.  Aggregate Discounted Contract Balance at Closing Date                      Balance  $ 454,734,535.69
                                                                                       ------------------

    DELINQUENT LEASE SUMMARY

                   Days Past Due                            Current Pool Balance                            # Leases
                   -------------                            --------------------                            --------
                         31 - 60                                    7,795,725.16                                  50
                         61 - 90                                    1,836,016.02                                  21
                        91 - 180                                    2,889,227.23                                  28